UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

June 9, 2010

GRAHAM PACKAGING COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34621	52-2076126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Graham Packaging Company Inc. (the “Company”) held its annual meeting of stockholders on June 9, 2010 (the “2010 Annual Meeting”).

The Company’s stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement for the 2010 Annual Meeting filed with the Securities and Exchange Commission on April 30, 2010. The matters voted upon at the 2010 Annual Meeting and the final results of the votes were as follows:

Proposal 1. Election of Directors.

Each of the following two nominees for Class I director was elected to hold office until the 2013 annual meeting of stockholders and until his successor is duly elected and qualified. The final voting results are set forth below:

	FOR	WITHHELD	BROKER NON-VOTES
Charles E. Kiernan	46,941,770	6,959,303	1,245,606
Vikrant Sawhney	44,834,787	9,066,286	1,245,606

Proposal 2. Ratification of Independent Registered Public Accounting Firm.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was ratified. The final voting results are set forth below:

FOR	AGAINST	ABSTAIN
55,132,838	12,941	900

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING COMPANY INC.

Date: June 11, 2010	By:	/s/ Michael L. Korniczky
	Name:	Michael L. Korniczky
	Title:	Chief Administrative Officer, General Counsel and Corporate Secretary